                           LB Series Fund, Inc.

                             Form N-SAR for
                          Period Ended 12-31-99


                            INDEX TO EXHIBITS


EXHIBIT NO.                        ITEM
-----------       -----------------------------------------------------

    77.B.         Report on internal control by Independent Public
                    Accountants

    77.Q.1(a)     By-laws of LB Series Fund, Inc.

    77.Q.1(b)     Board action regarding nonfundamental investment
                    restrictions

    77.Q.1(h)     Financial Data Schedule